Exhibit 99.2
Blucora, Inc.
Supplemental Information
March 31, 2015

Blucora Consolidated Financial Results
(in thousands except %s and net income per share, rounding differences may exist)

	2013		2014									2015
	FY 12/31		1Q	2Q		3Q		4Q		FY 12/31		1Q
Segment Revenue
Search and Content (1)	$428,464		$106,765	$79,818		$74,416		$65,271		$326,270		$58,746
Tax Preparation (2)	91,213		72,279	26,452		2,469		2,519		103,719		81,068
E-Commerce (3)	54,303		37,139	35,299		37,970		40,323		150,731		35,012
Total	$573,980		$216,183	$141,569		$114,855		$108,113		$580,720		$174,826
Segment Income (Loss) (4)
Search and Content (1)	$82,504		$19,230	$14,032		$12,709		$9,841		$55,812		$8,398
Tax Preparation (2)	40,599		37,402	17,211		(1,859)		(3,058)		49,696		44,145
E-Commerce (3)	4,967		3,478	2,378		3,336		2,851		12,043		2,562
Total	$128,070		$60,110	$33,621		$14,186		$9,634		$117,551		$55,105
Segment Income (Loss) % of Revenue
Search and Content	19%		18%	18%		17%		15%		17%		14%
Tax Preparation	45%		52%	65%		(75)%		(121)%		48%		54%
E-Commerce	9%		9%	7%		9%		7%		8%		7%
Total	22%		28%	24%		12%		9%		20%		32%
Unallocated Corporate Operating Expense (4)	$13,829	(5)	$3,222	$3,833		$3,524		$4,037		$14,616		$4,257
Adjusted EBITDA	$114,241		$56,888	$29,788		$10,662		$5,597		$102,935		$50,848
Other Unallocated (4)
Stock-based compensation	$11,527	(6)	$3,408	$2,958	(7)	$2,608		$2,910		$11,884		$2,699
Depreciation	4,476		1,395	1,414		1,385		1,387		5,581		1,462
Amortization of intangible assets	23,789		7,469	7,642	(8)	7,993		7,990		31,094		7,980
Impairment of goodwill and intangible assets	—		—	—		—		62,817	(9)	62,817		—
Interest income	(300)		(108)	(88)		(71)		(85)		(352)		(118)
Interest expense	9,463		3,015	2,764		2,706		2,717		11,202		2,768
Amortization of debt issuance costs	1,108		281	284		288		290		1,143		348
Accretion of debt discounts	2,838		906	916		931		938		3,691		1,131
Loss on debt extinguishment and modification expense	1,593		—	—		—		—		—		—
Loss on derivative instrument	11,652	(10)	—	—		—		—		—		—
Impairment of equity investment in privately-held company	3,711		—	—		—		—		—		—
Other income, net	(442)		(25)	(152)		(646)		(95)		(918)		(403)
Total	$69,415		$16,341	$15,738		$15,194		$78,869		$126,142		$15,867
Income (Loss) Before Taxes	$44,826		$40,547	$14,050		$(4,532)		$(73,272)		$(23,207)		$34,981
Income Tax (Benefit) Expense
Cash	$1,888		$2,241	$1,435		$(277)		$(604)		$2,795		$3,481
Non-cash (11)	18,539		12,319	3,878		(2,017)		(4,635)		9,545		8,400
Total	$20,427		$14,560	$5,313		$(2,294)		$(5,239)		$12,340		$11,881
GAAP Net Income (Loss)	$24,399		$25,987	$8,737		$(2,238)		$(68,033)		$(35,547)		$23,100
GAAP Net Income (Loss) Per Share - diluted	$0.56		$0.58	$0.20		$(0.05)		$(1.67)		$(0.86)		$0.55
Non-GAAP Net Income	$97,694		$50,003	$23,908		$6,544		$1,969		$82,424		$42,977
Non-GAAP Net Income Per Share - diluted	$2.25		$1.12	$0.55		$0.15	(12)	$0.05	(13)	$1.92	(14)	$1.03
Outstanding Shares	42,083		42,203	41,039		40,977		40,882		40,882		40,851
Basic Shares - GAAP	41,201		42,162	41,570		41,034		40,820		41,396		40,987
Diluted Shares - GAAP	43,480		44,521	43,084		41,034		40,820		41,396		41,899
Cash & Short-term Investments	$333,705		$336,390	$278,620		$280,394		$301,298		$301,298		$311,440
Outstanding Debt - Principal Amount	322,634		278,634	266,634		264,634		295,190		295,190		256,190
Net Cash	$11,071		$57,756	$11,986		$15,760		$6,108		$6,108		$55,250

Notes to Consolidated Financial Results on next page

Notes to Consolidated Financial Results

(1)	On May 30, 2014, we acquired HowStuffWorks ("HSW"). The Search and Content segment, formerly known as the Search segment, includes the financial results of HSW beginning on May 30, 2014.

(2)	On January 31, 2012, we acquired TaxACT, Inc. As a highly seasonal business, almost all of the TaxACT revenue is generated in the first four months of the calendar year.

(3)	On August 22, 2013, we acquired Monoprice, Inc. Amounts for 2013 represented the results of operations for the Monoprice business from August 22, 2013 to December 31, 2013.

(4)
We do not allocate certain general and administrative costs (including personnel and overhead costs), stock-based compensation, depreciation, amortization of intangible assets, impairment of goodwill and intangible assets, other income/loss, net, or income taxes to the reportable segments. The general and administrative costs are included in Unallocated Corporate Operating Expense.

(5)	Amount in 2013 included $0.6 million in transaction costs related to the Monoprice acquisition.

(6)	Amount in 2013 included $0.5 million in stock-based compensation recorded in association with the vesting of performance-based stock options upon completion of the Monoprice acquisition.

(7)	Amount in 2Q14 included $0.3 million in stock-based compensation recorded in association with the vesting of performance-based stock options upon completion of the HSW acquisition.

(8)	Amount in 2Q14 included $0.2 million related to amortization of acquired intangible assets related to the HSW acquisition.

(9)	In 4Q14, we recognized an impairment of goodwill and trade name intangible assets related to our E-Commerce segment.

(10)	Warrant was exercised during 4Q13.

(11)
Amounts represent the non-cash portion of income taxes from continuing operations. We exclude the non-cash portion of income taxes because of our ability to offset a substantial portion of our cash tax liabilities by using deferred tax assets, which primarily consist of U.S. federal net operating losses. The majority of these deferred tax assets will expire, if unutilized, between 2020 and 2024.

(12)	Calculation in 3Q14 used 42,305,000 diluted shares due to non-GAAP net income.

(13)	Calculation in 4Q14 used 41,875,000 diluted shares due to non-GAAP net income.

(14)	Calculation in FY 2014 used 42,946,000 diluted shares due to non-GAAP net income.

Blucora Reconciliation of Non-GAAP Financial Measures (1)
(in thousands except net income per share, rounding differences may exist)

	2013	2014					2015
	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q
Adjusted EBITDA
Net income (loss) (2)	$24,399	$25,987	$8,737	$(2,238)	$(68,033)	$(35,547)	$23,100
Stock-based compensation	11,527	3,408	2,958	2,608	2,910	11,884	2,699
Depreciation and amortization of intangible assets	28,265	8,864	9,056	9,378	9,377	36,675	9,442
Impairment of goodwill and intangible assets	—	—	—	—	62,817	62,817	—
Other loss, net (3)	29,623	4,069	3,724	3,208	3,765	14,766	3,726
Income tax (benefit) expense	20,427	14,560	5,313	(2,294)	(5,239)	12,340	11,881
Adjusted EBITDA (4)	$114,241	$56,888	$29,788	$10,662	$5,597	$102,935	$50,848
Non-GAAP Net Income
Net income (loss) (2)	$24,399	$25,987	$8,737	$(2,238)	$(68,033)	$(35,547)	$23,100
Stock-based compensation	11,527	3,408	2,958	2,608	2,910	11,884	2,699
Amortization of acquired intangible assets	23,789	7,469	7,642	7,993	7,990	31,094	7,980
Impairment of goodwill and intangible assets	—	—	—	—	62,817	62,817	—
Accretion of debt discount on Convertible Senior Notes	2,674	874	890	907	923	3,594	940
Loss on debt extinguishment and modification expense	1,593	—	—	—	—	—	—
Loss on derivative instrument	11,652	—	—	—	—	—	—
Impairment of equity investment in privately-held company	3,711	—	—	—	—	—	—
Decrease in non-cash pre-acquisition liability	—	—	—	(665)	—	(665)	—
Cash tax impact of adjustments to GAAP net income	(189)	(54)	(197)	(44)	(3)	(298)	(142)
Non-cash income tax (benefit) expense (1)	18,538	12,319	3,878	(2,017)	(4,635)	9,545	8,400
Non-GAAP net income (5)	$97,694	$50,003	$23,908	$6,544	$1,969	$82,424	$42,977

Non-GAAP net income per share	$2.25	$1.12	$0.55	$0.15	$0.05	$1.92	$1.03
Diluted shares	43,480	44,521	43,084	42,305	41,875	42,946	41,899

(1)
For definitions of these non-GAAP financial measures and their relationship to our GAAP financial statements, please see Note 1 to our Reconciliations of Non-GAAP Financial Measures to the Nearest Comparable GAAP Measures in exhibit 99.1 to the April 30, 2015 Current Report on Form 8-K.

(2)	As presented in the Preliminary Condensed Consolidated Statements of Operations (unaudited).

(3)
Other loss, net primarily includes items such as interest income, interest expense, amortization of debt issuance costs, accretion of debt discounts, loss on debt extinguishment and modification expense, loss on derivative instrument, other-than-temporary impairment loss on equity investments, adjustments to contingent liabilities related to business combinations, and gain on third party bankruptcy settlement.

(4)
We define Adjusted EBITDA differently effective with 4Q14 to include impairment of goodwill and intangible assets. Our new definition of Adjusted EBITDA did not impact presentation of this non-GAAP financial measure for prior periods.

(5)
We define Non-GAAP net income differently effective with 1Q13 to include accretion of debt discount on Convertible Senior notes, 3Q13 to include other-than-temporary impairment losses on equity investments and loss on debt extinguishment and modification expense, 3Q14 to include decrease in non-cash pre-acquisition liability, and 4Q14 to include impairment of goodwill and intangible assets. Our new definition of non-GAAP net income did not impact presentation of this non-GAAP financial measure for prior periods.

Blucora Reconciliation of Operating Free Cash Flow (1)
(in thousands, rounding differences may exist)

	Last twelve months ended
	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
Net cash provided by operating activities	$89,852	$81,130	$79,529	$55,734	$57,328
Excess tax benefits from stock-based award activity (2)	34,301	36,733	34,605	23,284	26,402
Purchases of property and equipment	(4,451)	(5,559)	(5,928)	(5,213)	(4,968)
Operating free cash flow	$119,702	$112,304	$108,206	$73,805	$78,762

(1)
We define operating free cash flow as net cash provided by operating activities plus the excess tax benefits from stock-based award activity and less purchases of property and equipment. We believe operating free cash flow is an important liquidity measure that reflects the cash generated by the business after the purchase of property and equipment that can then be used for, among other things, strategic acquisitions and investments in the business, stock repurchases, and funding ongoing operations.

(2)	The significant majority of excess tax benefits from stock-based award activity represents the utilization of equity net operating loss carryforwards from prior years.

Blucora Operating Metrics - Search and Content

	2013	2014					2015
Revenue by source	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q
Owned & Operated (B2C)	17%	22%	17%	21%	26%	21%	34%
Distribution (B2B)	83%	78%	83%	79%	74%	79%	66%

Blucora Operating Metrics - Tax Preparation
(in thousands except %s, rounding differences may exist)

	Tax seasons ended April 16,			Three months ended March 31,
Consumer e-files	2015	2014	% change	2015	2014	% change
Online e-files	5,058	5,067	—	3,908	4,022	(3)%
Desktop e-files	261	246	6%	179	174	3%
Sub-total e-files	5,319	5,313	—	4,087	4,196	(3)%
Free File Alliance e-files (1)	172	210	(18)%	127	166	(23)%
Total e-files	5,491	5,523	(1)%	4,214	4,362	(3)%

(1)	Free File Alliance e-files are provided as part of an IRS partnership that provides free electronic tax filing services to taxpayers meeting certain income-based guidelines.

Blucora Operating Metrics - E-Commerce

	2014					2015
	1Q	2Q	3Q	4Q	FY 12/31	1Q
Order numbers % change (1)	(2)%	(7)%	(5)%	(5)%	(5)%	(12)%

(1)	Figures represent decrease in order numbers as compared to the comparable prior period.